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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): NOVEMBER 25, 2003



                                CYBERONICS, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                        0-19806                       76-0236465
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  file number)                Identification No.)
incorporation)

                              CYBERONICS BUILDING
                            100 CYBERONICS BOULEVARD
                              HOUSTON, TEXAS 77058
              (Address of principal executive offices) (Zip code)



                                 (281) 228-7200
              Registrant's telephone number, including area code:


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ITEM 7.  Financial Statements and Exhibits

                  99.1 Press Release of Cyberonics, Inc. dated as of November 25, 2003.

Item 9.    REGULATION FD DISCLOSURE

         In accordance with General Instruction B.2.of Form 8-K, the information presented under this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

         On November 25, 2003, Cyberonics, Inc. (the "Company") issued a press release announcing that representatives of the Company intend to make presentations to investors on December 1, 2003 through December 5, 2003, regarding the Company's results for the quarter ended October 24, 2003, guidance for fiscal 2004 and the US depression regulatory and pre-launch plans, consistent with information disclosed in the Company's press release and conference call of November 5, 2003. Prior to the presentation, the presentation will be available on the Company's website at http://www.Cyberonics.com.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CYBERONICS, INC.

                                      /s/ Pamela B. Westbrook
                                      ------------------------------------------
                                      Pamela B. Westbrook

                                      Vice President, Finance and Administration and Chief Financial Officer


Date:  November 25, 2003


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                                  EXHIBIT INDEX


Exhibit No.                                          Description
-----------                                          -----------
    99.1                                             Press Release